Exhibit 10.7

TREMOR VIDEO, INC. 2008 STOCK PLAN

NOTICE OF STOCK OPTION GRANT (INSTALLMENT VESTING)

The Optionee has been granted the following option to purchase shares of the Common Stock of Tremor Video, Inc.:

Name of Optionee:	«Name»

Total Number of Shares:	«TotalShares»

Type of Option:	«ISO»	Incentive Stock Option (ISO)

	«NSO»	Nonstatutory Stock Option (NSO)

Exercise Price per Share:	$«PricePerShare»

Date of Grant:	«DateGrant»

Date Exercisable:	«Vesting Schedule»

Vesting Commencement Date:	«VestComDate»

Expiration Date:	«ExpDate». This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement.

By signing below, the Optionee and the Company agree that this option is granted under, and governed by the terms and conditions of, the 2008 Stock Plan and the Stock Option Agreement.  Both of these documents are attached to, and made a part of, this Notice of Stock Option Grant.  Section 13 of the Stock Option Agreement includes important acknowledgements of the Optionee.

OPTIONEE:	TREMOR VIDEO, INC.

By:

Title:

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

TREMOR VIDEO, INC. 2008 STOCK PLAN:

STOCK OPTION AGREEMENT (INSTALLMENT VESTING)

SECTION 1.  GRANT OF OPTION.

(a)        Option.  On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant.  The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).  This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.

(b)        $100,000 Limitation.  Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.

(c)        Stock Plan and Defined Terms.  This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received.  The provisions of the Plan are incorporated into this Agreement by this reference.  Capitalized terms are defined in Section 14 of this Agreement.

(d)       Execution of Stockholder Agreements.  If the Optionee is a 1% Stockholder or would become a 1% Stockholder as a result of exercising this option, then as a condition to the grant of this option, the Optionee shall become a party to that certain Fourth Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Co-Sale Agreement”) and that certain Fourth Amended and Restated Voting Agreement (the “Voting Agreement”), each by and among the Company and certain stockholders of the Company party thereto and dated as of April 22, 2010, as may be amended from time to time, by executing the counterpart signature pages to each of the Co-Sale Agreement (attached hereto as Exhibit A)  and the Voting Agreement (attached hereto as Exhibit B); the Optionee acknowledges having received and understood such agreements.  In the event of any conflict between the provisions of this Agreement and the Co-Sale Agreement or the Voting Agreement, as applicable, the provisions of the Co-Sale Agreement or the Voting Agreement, as applicable, shall govern.

SECTION 2.  RIGHT TO EXERCISE.

(a)        Exercisability.  Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant.  In addition, this option shall become exercisable in full if Section 8(b)(iv) of the Plan applies.

(b)        Stockholder Approval.  Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

SECTION 3.  NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4.  EXERCISE PROCEDURES.

(a)        Notice of Exercise.  The Optionee or the Optionee’s representative may exercise this option by (i) giving written notice to the Company pursuant to Section 12(c) and (ii) if the Optionee is a 1% Stockholder or would become a 1% Stockholder as a result of exercising this option, by executing the counterpart signature pages to each of the Co-Sale and Voting Agreements.  The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment.  The person exercising this option shall sign the notice and, if applicable, the counterpart signature pages.  In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option.  The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.  In the event of a partial exercise of this option, Shares shall be deemed to have been purchased in the order in which they vest in accordance with the Notice of Stock Option Grant.

(b)        Issuance of Shares.  After receiving a proper notice of exercise and, if applicable, executed counterpart signature pages, the Company shall cause to be issued one or more certificates evidencing the Shares for which this option has been exercised.  Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust.  The Company shall cause such certificates to be delivered to or upon the order of the person exercising this option.

(c)        Withholding Taxes.  In the event that the Company determines that it is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements.  The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising this option.

SECTION 5.  PAYMENT FOR STOCK.

(a)        Cash.  All or part of the Purchase Price may be paid in cash or cash equivalents.

(b)        Surrender of Stock.  At the discretion of the Board of Directors, all or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee.  Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when this option is exercised.

(c)        Exercise/Sale.  All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.  However, payment pursuant to this Subsection (c) shall be permitted only if (i) Stock then is publicly traded and (ii) such payment does not violate applicable law.

SECTION 6.  TERM AND EXPIRATION.

(a)        Basic Term.  This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

(b)        Termination of Service (Except by Death).  If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i)         The expiration date determined pursuant to Subsection (a) above;

(ii)        The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii)       The date six months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee’s Service terminated.  When the Optionee’s Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable.  In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s Service terminated.

(c)        Death of the Optionee.  If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i)         The expiration date determined pursuant to Subsection (a) above; or

(ii)        The date 12 months after the Optionee’s death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s death.  When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable.

(d)       Part-Time Employment and Leaves of Absence.  If the Optionee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s part-time work policy or the terms of an agreement between the Optionee and the Company pertaining to his or her part-time schedule.  If the Optionee goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s leave of absence policy or the terms of such leave.  Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).  Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work.

(e)        Notice Concerning ISO Treatment.  Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

(i)         More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

(ii)        More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

(iii)       More than three months after the date when the Optionee has been on a leave of absence for 90 days, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.

SECTION 7.  RIGHT OF FIRST REFUSAL.

(a)        Right of First Refusal.  In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares.  If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws.  The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares.  The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b)        Transfer of Shares.  If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which the Optionee is bound.  Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above.  If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c)        Additional or Exchanged Securities and Property.  In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 7 shall immediately be subject to the Right of First Refusal.  Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 7.

(d)       Termination of Right of First Refusal.  Any other provision of this Section 7 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e)        Permitted Transfers.  This Section 7 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust established by the Optionee for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement.  If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(f)        Termination of Rights as Stockholder.  If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 7, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement).  Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(g)        Assignment of Right of First Refusal.  The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part.  Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 7.

SECTION 8.  LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(a)        It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b)        Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c)        Any other applicable provision of federal, State or foreign law has been satisfied.

SECTION 9.  NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law.  The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 10.  RESTRICTIONS ON TRANSFER OF SHARES.

(a)        Securities Law Restrictions.  Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any State or any other law.

(b)        Market Stand-Off.  In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter.  Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter.  In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules.  The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering.  In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off.  In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period.  The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b).  This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

(c)        Investment Intent at Grant.  The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(d)       Investment Intent at Exercise.  In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e)        Legends.  All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES).  SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES.  THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(f)        Removal of Legends.  If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(g)        Administration.  Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

SECTION 11.  ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 8(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 8(a) of the Plan.  In the event that the Company is a party to a merger or consolidation, this option shall be subject to the agreement of merger or consolidation, as provided in Section 8(b) of the Plan.

SECTION 12.  MISCELLANEOUS PROVISIONS.

(a)        Rights as a Stockholder.  Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

(b)        No Retention Rights.  Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c)        Notice.  Any notice required by the terms of this Agreement shall be given in writing.  It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid.  Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c).

(d)       Entire Agreement.  The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof.  They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(e)        Choice of Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

SECTION 13.  ACKNOWLEDGEMENTS OF THE OPTIONEE.

(a)        Tax Consequences.  The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s tax liabilities.  The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this option or the Optionee’s other compensation.  In particular, the Optionee acknowledges that this option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant.  Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board of Directors or by an independent valuation firm retained by the Company.  The Optionee acknowledges that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and the Optionee shall not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

(b)        Electronic Delivery of Documents.  The Optionee agrees that the Company may deliver by email all documents relating to the Plan or this option (including,

without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission).  The Optionee also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a website, it shall notify the Optionee by email.

SECTION 14.  DEFINITIONS.

(a)        “1% Stockholder” shall mean any individual who owns 1% or more of the outstanding capital stock of the Company, its Parent or any of its Subsidiaries, calculated on a fully diluted basis as of the Date of Grant and on the date on which this option is exercised.  For this purpose, stock that an individual may purchase under outstanding options (whether or not vested or exercisable) shall be treated as stock owned by the individual.  In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

(b)        “Agreement” shall mean this Stock Option Agreement.

(c)        “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(d)       “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e)        “Committee” shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

(f)        “Company” shall mean Tremor Video, Inc., a Delaware corporation.

(g)        “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

(h)        “Date of Grant” shall mean the date of grant specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this option or (ii) the first day of the Optionee’s Service.

(i)         “Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(j)         “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(k)        “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.

(l)         “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith.  Such determination shall be conclusive and binding on all persons.

(m)       “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(n)        “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

(o)        “Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.

(p)        “NSO” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(q)        “Optionee” shall mean the person named in the Notice of Stock Option Grant.

(r)        “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

(s)        “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(t)        “Plan” shall mean the Tremor Video, Inc. 2008 Stock Plan, as in effect on the Date of Grant.

(u)        “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(v)        “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 7.

(w)       “Securities Act” shall mean the Securities Act of 1933, as amended.

(x)        “Service” shall mean service as an Employee, Outside Director or Consultant.

(y)        “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

(z)        “Stock” shall mean the Common Stock of the Company.

(aa)      “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(bb)      “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

(cc)      “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 7.

EXHIBIT A

TREMOR VIDEO, INC.

Counterpart Signature Page to the
Fourth Amended and Restated Right of First Refusal and Co-Sale Agreement

Pursuant to Section 6.16 of the Fourth Amended and Restated Right of First Refusal and Co-Sale Agreement dated _____, 2011, as amended from time to time, (the “First Refusal and Co-Sale Agreement”) by and among Tremor Video, Inc. (the “Company”), the Investors and Key Holders set forth therein, the undersigned hereby agrees to be bound by and to observe all of the terms and conditions of the First Refusal and Co-Sale Agreement as a “Key Holder” thereunder and all of the benefits of the First Refusal and Co-Sale Agreement shall inure to the undersigned as an “Key Holder” thereunder.  The undersigned hereby authorizes the Company to attach this counterpart signature page to the First Refusal and Co-Sale Agreement and update Schedule B thereto.  Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the First Refusal and Co-Sale Agreement.

Dated as of ________ __, 2011

KEY HOLDER:

If individual:

Print Name:

Address:

If entity:

Name of Entity

By

Name:
Title:

Address:

EXHIBIT B

TREMOR VIDEO, INC.

Counterpart Signature Page to the
Fourth Amended and Restated Voting Agreement

Pursuant to Section 7.1 of the Fourth Amended and Restated Voting Agreement dated ______, 2011, as amended from time to time, (the “Voting Agreement”) by and among Tremor Video, Inc. (the “Company”), the Investors and the Key Holders set forth therein, the undersigned hereby agrees to be bound by and to observe all of the terms and conditions of the Voting Agreement as a “Key Holder” thereunder and all of the benefits of the Voting Agreement shall inure to the undersigned as a “Key Holder” thereunder.  The undersigned hereby authorizes the Company to attach this counterpart signature page to the Voting Agreement and update Schedule B thereto.  Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Voting Agreement.

Dated as of ________ __, 20__

KEY HOLDER:

If individual:

Print Name:

Address:

If entity:

Name of Entity

By

Name:
Title:

Address: